SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19450 (Commission file number)	25-1655321 (IRS Employer Identification No.)

2751 Centerville Road Suite 3131 Wilmington, Delaware (Address of principal executive offices)	19803 (Zip code)

(281) 821-9091
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE
INDEX TO EXHIBITS
Low Bidder Contracts

Item 8.01. Other Events

On July 11, 2005 Sterling Construction Company, Inc. issued a press release announcing the awarding of contracts with a combined value of approximately $103 million. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005	STERLING CONSTRUCTION COMPANY, INC.
	By:	/s/Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

INDEX TO EXHIBITS

99.1  STERLING CONSTRUCTION COMPANY, INC. IS LOW BIDDER ON TWO CONTRACTS WITH A COMBINED VALUE OF APPROXIMATELY $103 MILLION, INCLUDING LARGEST JOB EVER